FUNDX CONSERVATIVE UPGRADER FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2023 (UNAUDITED)

Shares			Value
		Investment Companies: 99.2%
		Bond Funds:
98,039		Carillon Reams Unconstrained Bond Fund - Class I	$1,174,510
52,800		iShares Broad USD Investment Grade Corporate Bond ETF	2,644,752
15,900		Janus Henderson AAA CLO ETF	792,615
147,474		Osterweis Strategic Income Fund - Institutional Class	1,554,375
37,400		Vanguard Intermediate-Term Bond Index Fund	2,813,602
18,700		Vanguard Total Bond Market ETF	1,359,303
		Total Bond Funds 16.7%	10,339,157
		Core Funds:
6,200		Invesco S&P 500 Top 50 ETF	2,168,326
33,600		iShares Core MSCI Europe ETF	1,768,368
59,200		iShares Currency Hedged MSCI EAFE ETF	1,835,200
37,500		iShares Europe ETF	1,895,250
14,000		iShares Russell Top 200 Growth ETF	2,219,840
30,000		Schwab U.S. Large-Cap Growth ETF	2,248,500
26,900		VanEck Morningstar Wide Moat ETF	2,146,351
7,400		Vanguard Growth ETF	2,093,904
9,200		Vanguard Mega Cap Growth ETF	2,164,944
18,400		Vanguard Russell 1000 Growth ETF	1,301,984
		Total Core Funds 32.1%	19,842,667
		Total Return Funds:
115,335		BlackRock Sustainable Balanced Fund - Institutional Class	2,755,361
180,000		Fidelity Advisory Balanced Fund - Class I	4,629,600
18,000		First Trust Senior Loan ETF	815,400
123,921		FPA Crescent Fund - Investor Class	4,593,734
129,909		Gateway Fund - Class Y	5,111,932
52,500		IQ Hedge Multi-Strategy Tracker ETF	1,566,075
50,094		Permanent Portfolio - Class I	2,409,501
498,320		Value Line Capital Appreciation Fund, Inc. - Institutional Class ^	4,763,942
172,883		Vanguard STAR Fund	4,581,391
		Total Total Return Funds: 50.4%	31,226,936
		Total Investment Companies
		(Cost $58,760,604)	61,408,760
		Short-Term Investments: 0.8%
525,332		Fidelity Investments Money Market Government Portfolio - Institutional Class, 4.99%#	525,332
		Total Short-Term Investments
		(Cost $525,332)	525,332
		Total Investments: 100.0%
		(Cost $59,285,936)	61,934,092
		Liabilities in Excess of Other Assets: 0.0%	(26,038)
		Net Assets: 100.0%	$61,908,054

	^	A portion of the securities held by the Fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities are $ 536,724 (representing 0.87% of net assets).

	#	Annualized seven-day yield as of June 30, 2023.

Summary of Fair Value Disclosure
June 30, 2023 (Unaudited)

Investments of the FundX Conservative Fund (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s Board of Trustees (the "Board"). All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security's fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security is fair valued in good faith by the Advisor under procedures approved by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2023, the Fund held one fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2023:

FundX Conservative Upgrader Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$61,408,760	$-	$-	$61,408,760
Short-Term Investments	525,332	-	-	525,332
Total Investments in Securities	$61,934,092	$-	$-	$61,934,092